EXHIBIT 10.1


               INTELLECTUAL PROPERTY PURCHASE AND SALE AGREEMENT

     THIS INTELLECTUAL PROPERTY PURCHASE AND SALE AGREEMENT (this "AGREEMENT") is entered into as of November 29, 2005 by and among Web Service Company, Inc. ("SELLER")and Interland, Inc ("INTERLAND").


                                    RECITALS

     A. Seller currently owns all right, title and interest in the Service Marks and Domain Name (each as defined below). Pursuant to a License Agreement dated February 3, 1998, as amended by an Amendment to License Agreement dated as of January 1, 2003 (collectively, the "LICENSE AGREEMENT"), Seller granted to Web Internet a license to use the Service Marks and the Domain Name, all in accordance with the terms set forth in the License Agreement.

     B. In addition, pursuant to a Line of Credit and Loan Agreement dated as of January 1, 2003 between Seller and Web Internet, as amended by an Amended Loan Agreement dated as of August 31, 2004 and a First Amendment to Amended Loan Agreement dated as of December 14, 2004 (collectively, and as amended, restated, extended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), pursuant to which Seller made certain advances to Web Internet. As of the date hereof, the outstanding obligations owed by Web Internet to Seller, including outstanding principal in the amount of $2,250,000 and accrued interest of $78,750.

     C. Pursuant to an Asset Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"), Interland has agreed to purchase substantially all of the assets of Web Internet and, as part of the consideration for the transactions contemplated by the Purchase Agreement, Interland shall assume and repay all of Web Internet's indebtedness and other obligations to Seller under the Loan Agreement.

     D. Prior to the Closing (as defined below), Interland shall have formed a wholly-owned subsidiary, which subsidiary is referred to as the "BUYER" in this Agreement and which subsidiary shall execute a signature page to this Agreement and agree to be bound by all of the terms and conditions relating to Buyer as set forth herein.

     E. In addition, as a condition to the closing of the transactions contemplated by the Purchase Agreement and the assumption of the indebtedness owed by Web Internet pursuant to the Loan Agreement, Web Service has agreed to sell to Buyer, all of its rights, title and interest in and to Service Marks and the Domain Name, all in accordance with the terms and conditions set forth herein.


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                                   AGREEMENT

     NOW, THEREFORE, in consideration for the representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. PURCHASE AND SALE OF SERVICE MARKS AND DOMAIN NAME. On and subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell, transfer, convey assign and deliver to Buyer, and Buyer hereby agrees to purchase and pay for, at the Closing, all of Seller's right, title and interest in and to the following assets of Seller:


          (a) the domain name "web.com" (the "DOMAIN NAME"); and

          (b) all United States and foreign service marks and service mark registrations and applications (including, without limitation, the supplemental registrations and applications set forth on Schedule 1 hereto) and any common law rights owned by Seller in the marks WEB.COM and WEB DOT COM, as well as the associated goodwill therein (collectively, the "SERVICE MARKS").

     2. PURCHASE PRICE; ASSIGNMENT OF OBLIGATIONS. As consideration for the sale of the Domain Name and the Service Marks to Buyer pursuant to Section 1 hereof, at the Closing, Interland and Buyer shall execute the Amended and Restated Promissory Note in the form attached hereto as Exhibit A (the "NOTE"), pursuant to which Buyer and Interland shall, jointly and severally, agree to assume and to pay and perform and discharge when due all of Web Internet's liabilities, duties and obligations under the Loan Agreement, as amended and restated by the Note, including, without limitation, Web Internet's obligation to pay to Seller any and all amounts due thereunder (collectively, the "OBLIGATIONS"). As security for the Obligations, at the Closing, Buyer and Interland shall execute in favor of Seller a pledge and security agreement in the form attached hereto as Exhibit B (the "SECURITY AGREEMENT") pursuant to which (i) Buyer shall grant Seller a first priority security interest in the Domain Name and the Service Marks and (ii) Interland shall pledge to Seller and grant Seller a security interest in 100% of the issued and outstanding capital stock of Buyer.

     3. CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on the Closing Date, as that term is defined in the Purchase Agreement, and shall take place concurrently with the closing of the transactions contemplated by the Purchase Agreement.

     4. REPRESENTATIONS AND WARRANTIES OF BUYER AND INTERLAND. Buyer and Interland hereby, jointly and severally, represent, warrant and covenant to Seller that the following statements are true and correct in all material respects:

          (a) ORGANIZATION AND GOOD STANDING. Interland is a corporation duly organized, validly existing, and in good standing under the laws of the State of Minnesota and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on


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its business as presently conducted and as proposed to be conducted.  Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted. Interland and Buyer are each duly qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect upon Interland or the Buyer.

          (b) CAPITALIZATION. The authorized capital stock of the Buyer consists of 1,000 shares of common stock, $0.01 par value, of which 100 shares are issued and outstanding. All of the issued and outstanding capital shares of Buyer are owned by Interland, free and clear of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature ("LIENS"). There are no options, warrants or rights outstanding which entitle their holder to purchase or acquire any capital shares of Buyer.

          (c) NO SUBSIDIARIES.  Buyer does not control, or have any interest in,
directly  or  indirectly,   any   corporation,   partnership,   business  trust,
association or other business entity.

          (d) SEC REPORTS. Interland has delivered or made available to Seller its annual report on Form 10-K for the fiscal year ended August 31, 2005as filed with the U.S. Securities and Exchange Commission (collectively, the "SEC REPORTS"). The information in the SEC Reports, taken as a whole, as of the date of filing of the SEC Reports (i) was true and correct in all material respects and (ii) did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) VALIDITY OF TRANSACTIONS. This Agreement, and each document executed and delivered by each of Interland and Buyer in connection with the transactions contemplated by this Agreement (collectively, the "ANCILLARY AGREEMENTS"), and the performance of the transactions contemplated therein have been duly authorized, executed and delivered by each of Interland and Buyer and is each the valid and legally binding obligation of each of Interland and Buyer, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity.

          (f) NO VIOLATION. The execution, delivery and performance of this Agreement and the Ancillary Agreements to which they are a party have been authorized by the Boards of Directors of each of Interland and Buyer and, to the extent necessary, the shareholders of each of Interland and Buyer, will not violate any law or any order of any court or government agency applicable to Interland or Buyer, as the case may be, or the Articles of Incorporation or Bylaws of Interland or Buyer, as amended, and will not result in any breach of or default under, or, except as expressly provided herein, result in the creation of any encumbrance upon any of the assets of Interland or Buyer pursuant to the terms of any agreement or instrument by which the Interland or Buyer or any of their assets may be bound. No approval of or filing with any


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governmental  authority  is required  for either of  Interland or Buyer to enter into, execute or perform this Agreement.

          (g) TAXES. No material outstanding claim for assessment or collection of taxes has been asserted against Interland or Buyer, and there are no pending, or to the knowledge of Interland or Buyer, threatened tax audits, examinations or claims that are material to Interland or Buyer.

          (h) ABSENCE OF LIABILITIES. Buyer has no assets or liabilities and, until such time as the Obligations have been satisfied in full, except as otherwise permitted by this Agreement, shall have no assets other than the Domain Name and the Service Marks and shall have no liabilities. Buyer may enter into an intracompany agreement with Interland pursuant to which Buyer grants Interland an irrevocable, perpetual license to exclusive use of the Domain Name and the Service Marks and in which Interland and Buyer contract for Interland to provide certain administrative, legal and accounting functions on behalf of Buyer; provided, however, that any license granted pursuant to this Section 3(h) must comply with the provisions of Section 5(b)(iii) of this Agreement.

          (i) BROKERS AND FINDERS. Neither Interland nor Buyer have incurred, nor shall either of them incur, directly or indirectly, any liability for any brokerage or finders' fees, agent commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     4. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer that the following statements are true and correct in all material respects:

          (a) ORGANIZATION AND GOOD STANDING. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of California and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted.

          (b) VALIDITY OF TRANSACTIONS. This Agreement, and each document executed and delivered by Seller in connection with the transactions contemplated by this Agreement, and the performance of the transactions contemplated therein have been duly authorized, executed and delivered by Seller and is each the valid and legally binding obligation of Seller, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity.

          (c) TITLE TO ASSETS. Seller owns all right, title and interest in the Domain Name and Service Marks, free and clear of any and all Liens. The sale of the Domain Name and Service Marks by Seller to Buyer pursuant to this Agreement and the Ancillary Agreements will effectively convey all of Seller's rights in the Domain Name and Service Marks to Buyer (except for Seller's security


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interest in the Domain Name and Service Marks  granted  pursuant to the Security
Agreement).

          (d) NO VIOLATION. The execution, delivery and performance of this Agreement and each document executed and delivered by Seller has been duly authorized by the Board of Directors of Seller and, to the extent necessary, the shareholders of Seller, will not violate any law or any order of any court or government agency applicable to Seller, as the case may be, or the Articles of Incorporation or Bylaws of Seller, as amended, and will not result in any breach of or default under, or, except as expressly provided herein, result in the creation of any encumbrance upon any of the assets of Seller pursuant to the terms of any agreement or instrument by which Seller or any of its assets may be bound. No approval of or filing with any governmental authority is required for Seller to enter into, execute or perform this Agreement

          (e) BROKERS AND FINDERS. Seller has not incurred, nor it incur, directly or indirectly, any liability for any brokerage or finders' fees, agent commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

          (f) INTELLECTUAL PROPERTY. Seller is the sole owner of all right, title, and interest, free and clear of all Liens, in and to the Service Marks and the Domain Name. Seller is not aware of any restrictions on Seller's rights to the Service Marks or the Domain Name. Seller has not received any written notice claiming that Service Marks or the Domain Name are infringing upon the rights of any other person or entity. Seller makes no other representations of any kind regarding the Service Marks or the Domain Name.

     5. ADDITIONAL AGREEMENTS OF INTERLAND, BUYER AND SELLER.

          (a) FORMATION OF BUYER. As a condition to the Closing, Interland shall have caused to be filed a Certificate of Incorporation in the State of Delaware for the purpose of incorporating Buyer. The Certificate of Incorporation for Buyer shall provide for the due organization of Buyer as a corporation under the laws of the State of Delaware and shall contain the following additional provisions:

               (i) Until such time as the Obligations have been paid in full, Buyer shall have at least one director acceptable to Seller in its sole discretion (the "INDEPENDENT DIRECTOR"); provided, however, that the Independent Director shall not be a stockholder, director, officer, employee or partner of Seller or any of its affiliates and any costs associated with the appointment of the Independent Director (including any compensation or other fees payable to such Independent Director for service as a director of Buyer) shall be borne by Seller;

               (ii) No Independent Director may be removed unless his or her successor has been elected;

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               (iii) As long the Obligations  remain outstanding and not paid in full, Buyer shall not, without the unanimous consent of the board of directors, including without limitation the Independent Director, take any Bankruptcy Action. Bankruptcy Action shall mean:

                    (1) Commencing any case, proceeding or other action on behalf of Buyer under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors;

                    (2) Instituting proceedings to have Buyer adjudicated as bankrupt or insolvent;

                    (3)   Consenting  to  the   institution   of  bankruptcy  or
insolvency proceedings against Buyer;

                    (4) Filing a petition or consent to a petition seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief on behalf of the corporation of its debts under any federal or state law relating to bankruptcy;

                    (5) Seeking or consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for Buyer or a substantial portion of its properties;

                    (6) Making any assignment for the benefit of creditors of Buyer; or

                    (7) Making any assignment for the benefit of creditors of Buyer, and/or taking any action or causing Buyer to take any action in furtherance of any of the foregoing; and

               (iv) Until such time as the Obligations have been paid in full, the Certificate of Incorporation of Buyer may not be amended to eliminate or modify the provisions set forth in this Section 5(a) without the consent of the Independent Director.

        (b) NEGATIVE COVENANTS OF BUYER. In addition to the covenants contained in the Loan Agreement, so long as the Obligations remain due and outstanding, Buyer:

               (i) shall not engage in any business activities other than ownership of the Service Marks and the Domain Name and matters directly related thereto;

               (ii) shall not have any assets other than the Service Marks and the Domain Name;

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               (iii) shall not sell, assign,  license,  give, pledge,  mortgage, hypothecate or otherwise encumber, transfer or permit to be transferred the Domain Name or the Service Marks; provided, however, that Buyer may grant an
exclusive,   non-assignable,   non-transferable  license,  without  a  right  to
sublicense, of its rights to the Domain Names and Service Marks to Interland.

               (iv) shall maintain its company records and books of account separate and apart from those of any other person or entity;

               (v) shall maintain its books, records, resolutions and agreements as official records;

               (vi) shall not commingle its funds or assets with those of any other entity;

               (vii) shall hold its assets in its own name;

               (vii) shall conduct its business in its own name;

               (ix) shall maintain full and complete financial records in accordance with generally accepted accounting principles and shall maintain its financial statements, accounting records and other entity documents separate from any other person or entity; (x) shall pay its own liabilities out of its own funds and assets;

               (xi) shall observe all corporate formalities;

               (xii)  shall  maintain  an  arms-length   relationship  with  its
affiliates.

               (xiii) shall incur no indebtedness;

               (xiv) shall not assume or guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligation of any other entity; (xv) shall not pledge its assets for the benefit of any other person or entity (other than pursuant to he Security Agreement);

               (xvi) shall identify or hold itself out as a separate and distinct entity under its own name and not as a division or part of any other person or entity;

               (xvii) shall not make loans to any person or entity;

               (xviii) shall not identify its affiliates as a division or part of Buyer;

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               (xix)  shall not enter  into,  or be a party to, any  transaction with its shareholders, directors, officers or its affiliates (other than pursuant to a license to Interland that complies with the provisions of subsection (iii) of this section;

               (xx) shall pay the salaries of its own employees, if any, from its own funds;

               (xxi)   shall   maintain   adequate   capital  in  light  of  its
contemplated business operations;

               (xxii) not do any act in contravention of this Agreement or which would make it impossible to carry out the business of Buyer; and

               (xxiii) not confess to any judgment.

          (c) NEGATIVE COVENANTS OF INTERLAND. In addition to the covenants contained in the Loan Agreement, so long as the Obligations remain due and outstanding, Interland may not sell, assign, license, give, pledge, mortgage, hypothecate or otherwise encumber, transfer or permit to be transferred any and all rights it may have (including, without limitation, any rights obtained pursuant to a license from Buyer) to the Domain Name or the Service Marks.

          (d) COMPLIANCE WITH COVENANTS. Interland and Buyer must notify the Seller in writing of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence. In addition, promptly on request by the Lender, Interland and Buyer must supply to Seller a certificate, signed by two of its authorized signatories on its behalf, certifying that no Default is outstanding or, if a Default is outstanding, specifying the Default and the steps, if any, being taken to remedy it.

     6. CONDITIONS OF CLOSING BY BUYER AND INTERLAND. The obligations of Buyer and Interland hereunder are, at its option, subject to satisfaction, on or prior to the Closing Date or such earlier date as specifically provided below, of each of the following conditions:

          (a) CLOSING OF PURCHASE AGREEMENT. The closing of the transactions contemplated by the Purchase Agreement shall have occurred prior to, or concurrently with, the Closing.

          (b) REPRESENTATIONS, WARRANTIES AND COVENANTS.

               (i) All representations and warranties of Seller made in this Agreement, the Ancillary Agreements or in any Exhibit, Schedule or document delivered pursuant hereto, shall be true and complete in all material respects as of the date hereof and on and as of the Closing Date as if made on and as of that date.

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               (ii) All of the terms,  covenants  and  conditions to be complied with and performed by Seller on or prior to the Closing Date shall have been complied with or performed in all material respects.

               (iii) Buyer and Interland shall have received a certificate, dated as of the Closing Date, from Seller, executed by Seller to the effect that: (a) the representations and warranties of Seller contained in this Agreement are true and complete in all material respects on and as of the Closing Date as if made on and as of that date; (b) Seller has complied with or performed in all material respects all terms, covenants and conditions to be complied with or performed by it on or prior to the Closing Date; (c) there exists no default or breach by Web Internet of its obligations under the Loan Agreement except such as are being irrevocably waived by Seller or such as are being cured by Seller's entry into the Purchase Agreement and the delivery by Buyer and Interland of this Agreement, the Note and the Security Agreement; and
(d) upon the consummation of the transactions contemplated by this Agreement, Seller irrevocably releases and discharges Web Internet from any and all obligations under the Loan Agreement

          (c) ADVERSE PROCEEDINGS. No suit, action, claim or governmental proceeding shall be pending against, and no order, decree or judgment of any court, agency or other governmental authority shall have been rendered against, any party hereto which: (a) would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement in accordance with its terms; (b) questions the validity or legality of any transaction contemplated hereby; (c) seeks to enjoin any transaction contemplated hereby; (d) alleges that the Domain Name or the Service Marks infringe the rights of any third party; or (e) is a petition of bankruptcy by or against Seller, an assignment by any Seller for the benefit of its creditors, or other similar proceeding.

          (d) CLOSING DELIVERIES. Seller shall have executed and delivered to Buyer the Bill of Sale in the form attached hereto as Exhibit C (the "BILL OF SALE") and the Security Agreement.

        7. CONDITIONS OF CLOSING BY SELLER. The obligations of Seller hereunder are, at its option, subject to satisfaction, on or prior to the Closing Date or such earlier date as specifically provided below, of each of the following conditions

          (a) CLOSING OF PURCHASE AGREEMENT. The closing of the transactions contemplated by the Purchase Agreement shall have occurred prior to, or concurrently with, the Closing.

          (b) REPRESENTATIONS, WARRANTIES AND COVENANTS.

               (i) All representations and warranties of Interland and Buyer made in this Agreement or in any Exhibit, Schedule or document delivered pursuant hereto, shall be true and complete in all material respects as of the date hereof and on and as of the Closing Date as if made on and as of that date.

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               (ii) All of the terms,  covenants  and  conditions to be complied with and performed by Interland and Buyer on or prior to the Closing Date shall have been complied with or performed in all material respects.

               (iii) Seller shall have received a certificate, dated as of the Closing Date, executed by Buyer and Interland, to the effect that: (a) the representations and warranties of Buyer and Interland contained in this Agreement are true and complete in all material respects on and as of the Closing Date as if made on and as of that date; and (b) Buyer and Interland have complied with or performed in all material respects all terms, covenants and conditions to be complied with or performed by it on or prior to the Closing Date.

               (iv) Seller shall have received a certificate, dated as of the Closing Date, executed by Buyer, certifying the Certificate of Incorporation, Bylaws and resolutions of the Board of Directors of Buyer.

               (v) Buyer shall have executed and delivered a signature page to this Agreement, in form and substance acceptable to Seller, pursuant to which Buyer shall agree to be bound by all of the provisions of this Agreement relating to Buyer herein.

          (c) ADVERSE PROCEEDINGS. No suit, action, claim or governmental proceeding shall be pending against, and no order, decree or judgment of any court, agency or other governmental authority shall have been rendered against, any party hereto which: (a) would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement in accordance with its terms; (b) questions the validity or legality of any transaction contemplated hereby; (c) seeks to enjoin any transaction contemplated hereby; or (d) is a petition of bankruptcy by or against Buyer or Interland, an assignment by Buyer or Interland for the benefit of its creditors, or other similar proceeding.

          (d) CLOSING DELIVERIES. Interland and Buyer shall have executed and delivered to Seller the Note and the Security Agreement.

     8. INDEMNIFICATION.

          a. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by Buyer, Interland and Seller in this Agreement shall survive the Closing and remain in full force until the repayment in full of all of the Obligations.

          b. BY BUYER AND INTERLAND. Buyer and Interland, jointly and severally, hereby agree to indemnify, defend and hold harmless Seller, its affiliates, and each of their respective officers, directors, shareholders and agents (each, a "SELLER INDEMNIFIED PERSON"), for any claims, damages, actions, allegations, liabilities, losses or charges (collectively, "CLAIMS") against any Seller Indemnified Person for any breach of any representation or warranty or covenant of Interland or Buyer in this Agreement any and all obligations owed by Buyer and Interland under the Loan Agreement.

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

          c. BY SELLER. Seller hereby agrees to indemnify, defend and hold harmless Buyer and Interland, their affiliates, and, as applicable, their officers, directors, shareholders and agents (each, a "BUYER INDEMNIFIED PERSON"), for any Claims against any Buyer Indemnified Person for any breach of any representation or warranty or covenant of Seller in this Agreement.

          d. NOTICE AND RESOLUTION OF CLAIMS.

               (i) An indemnified party under this Agreement shall give written notice to the indemnifying party within 30 days after obtaining knowledge of:
(A) any claim the indemnified party has against the indemnifying party not involving a third-party claim or litigation; and (B) any third-party claim or litigation against the indemnified party as to which recovery may be sought against the indemnifying party because of the indemnity set forth in this
Section 6, specifying in reasonable detail the claim or litigation and the basis for indemnification; provided, that the failure of the indemnified party promptly to notify the indemnifying party of any such matter shall not release the indemnifying party, in whole or in part, from its obligations under this
Section 8 except to the extent the indemnified party's failure to so notify actually prejudices the indemnifying party's ability to defend against such third-party claim or litigation. If such claim for indemnity arises from the claim or litigation of a third party, the indemnified party shall permit the indemnifying party to assume the defense of any such claim, litigation or any litigation resulting from such claim.

               (ii) If the indemnifying party assumes the defense of any such third-party claim or litigation, the obligations of the indemnifying party under this Agreement shall include taking all steps necessary in the investigation, defense or settlement of such claim or litigation (including the retention of legal counsel) and, subject to the limitations in this Section 8, holding the indemnified party harmless from and against any and all losses caused by or arising out of any settlement approved by the indemnifying party or any judgment in connection with such claim or litigation. The indemnifying party shall not, in the defense of such claim or litigation, except with the written consent of the indemnified party, consent to entry of any judgment, or enter into any settlement: (A) that does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the indemnified party a complete release from, all liability in respect of or related to such claim or litigation; or (B) the effect of which is to permit any injunction, declaratory judgment, other order or other equitable relief to be entered, directly or indirectly, against any indemnified party. The indemnifying party shall permit the indemnified party to participate in such defense or settlement through counsel chosen by the indemnified party, with the fees and expenses of such counsel borne by the indemnified party.

               (iii) Failure by the indemnifying party to notify the indemnified party of its election to assume the defense of any such claim or litigation by a third party within 30 days after notice thereof has been given to the indemnifying party shall be deemed a waiver by the indemnifying party of its right to assume the defense of such claim or litigation. If the indemnifying party does not assume the defense of such claim or litigation by a third party, the indemnified party may defend or settle such claim or litigation in such manner as the indemnified party may deem appropriate and may settle such claim or litigation on such terms as it may deem appropriate.

     9. ENTIRE AGREEMENT. This Agreement and the Ancillary Agreements contain the entire agreement and understanding of the parties with respect to the subject matter hereof, and any and all prior discussions, negotiations, commitments or understandings related thereto, if any, are hereby merged herein and therein. No representations or warranties, oral or otherwise, express or implied, other than those specifically referred to in this Agreement, have been made by any party hereto.

     10. WAIVER, MODIFICATION AND AMENDMENT. No provision hereof may be waived unless in writing signed by the parties hereto. Waiver of any one provision herein shall not be deemed to be a waiver of any provision herein. This Agreement may be amended or modified only by a written agreement executed by all of the parties hereto.

     11. BINDING ON PARTIES. This Agreement, and all the terms and provisions hereof, shall be binding on the parties and their respective heirs, legal representatives, successors and assigns, and shall inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

     12. NO RELIANCE. The parties acknowledge that they have read and understood this Agreement and the Ancillary Agreements, that they are relying solely upon the contents of this Agreement and the Ancillary Agreements and are not relying upon any other representations, warranties, or inducements whatsoever as an inducement to enter into this Agreement and the Ancillary Agreements, other than those referenced herein, and acknowledge that no representations, warranties, or covenants have been made which are not referenced in this Agreement or the Ancillary Agreements.

     13. NO WAIVER. Failure to insist on compliance with any term, covenant, or condition contained in this Agreement shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power contained in this Agreement at any one time or more times be deemed a waiver or relinquishment of any right or power at any other time or times.

     14. GOVERNING LAW; VENUE; SERVICE OF PROCESS. This Agreement shall be construed and enforced in accordance with the laws of the State of California. Each of the parties hereby agrees and consents to be subject to the exclusive jurisdiction of the United States District Court for the Central District of California and the exclusive jurisdiction of the courts of the State of California located in Los Angeles County in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby. Each party hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by the delivery of such process to such party at the address and in the manner provided in Section 21 below.

     15. ARBITRATION. Any claim or dispute between the parties shall be resolved by arbitration in accordance with the Rules of the American Arbitration Association. The parties agree that arbitration shall take place in Los Angeles, California, and the parties hereby agree to submit to personal jurisdiction in California. Judgment upon the award entered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

     16. SEVERABILITY. Should any portion, word, clause, phrase, sentence or paragraph of this Agreement be declared void or unenforceable, such portion shall be considered independent of and severable from the remainder, the validity of which shall remain unaffected.

     17. TITLES AND CAPTIONS. Paragraph titles or captions contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.

     18. COUNTERPARTS. This Agreement may be executed in counterparts, and when each party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original, and, when taken together with the other signed counterparts, shall constitute one agreement, which shall be binding and effective as to the parties.

     19. FURTHER ASSURANCES. The parties to this Agreement shall promptly execute and deliver any and all additional documents, instruments, notices, and other assurances, and shall do any and all other acts and things, reasonably necessary to carry out and effectuate the terms of this Agreement. Each party agrees that such party will not do or fail to do anything, directly or indirectly, that will interfere with or adversely affect any of the rights provided for herein or that would interfere with the performance of this Agreement by the other party.

     20. NOTICES. All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, if delivered by registered or certified mail, return receipt requested, or by a national courier service, or if sent by facsimile; provided, that the facsimile is promptly followed by telephone confirmation thereof to the appropriate person at the address set forth below, or at such other address as may be designated in writing hereafter, in the same manner, by such person:

         If to Seller, to:

         Web Service Company, Inc.
         3690 Redondo Beach Avenue
         Redondo Beach, CA 90278-1165
         Attention:  William E. Bloomfield Jr.
         Telephone: (310) 297-9462
         Facsimile: (310) 297-9450

         With a copy to:

         Jeffer Mangels Butler & Marmaro
         1900 Avenue of the Stars, 7th Floor
         Los Angeles, CA 90067-4308
         Attention: Thomas Bacon, Esq.
         Telephone: (310) 203-8080
         Facsimile: (310) 201-3539



         Interland, Inc.
         303 Peachtree Center Avenue
         Suite 500
         Atlanta, GA  30303
         Attention:  Jeff Stibel, President
         Telephone:  (404) 260-2477
         Telecopier:  (404) 260-2760

                with a copy to:

         Wargo & French, LLP
         1170 Peachtree Street, N.E..
         Suite 2020
         Atlanta, GA  30309
         Attention:  James P. Hermance
         Telephone:  (404) 853-1500
         Telecopier:  (404) 853-1501


     Any such notice shall be deemed delivered (a) on the date delivered if by personal delivery, (b) on the date upon which receipt is signed or delivery is made, (c) on the date upon which the return receipt is signed or delivery is refused, as the case may be, if mailed by registered or certified mail, (d) on the next succeeding Business Day if sent by national courier service, or (e) on the date telecommunicated if by telecopier if confirmed by telephone confirmation.

     21. ATTORNEYS FEES. In the event of any action at law or in equity or any arbitration or other proceeding is brought for the interpretation or enforcement of this Agreement or in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to attorney's fees, court costs, deposition costs and fees, lay and expert witness fees and costs, costs of appeal and all other costs reasonably incurred in such action or proceeding.

     22. EXPENSES. Each party will bear its own costs and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby.

     23. NO THIRD-PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any person or entity other than Buyer and Seller, or their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.



                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first set forth above.


SELLER:                                       INTERLAND:

Web Service Company, Inc.                     Interland, Inc.

By: /s/ William E. Bloomfield                 By: /s/ Jeffrey M. Stibel
   -----------------------------------        ----------------------------------
   Bill Bloomfield Jr.,                       Name:   Jeffrey M. Stibel
   Chief Executive Officer                    Title:  Chief Executive Officer

                                   EXHIBIT A

                         SECURITY AND PLEDGE AGREEMENT

                                   EXHIBIT B

          AMENDED AND RESTATED LINE OF CREDIT NOTE AND LOAN AGREEMENT

                                   EXHIBIT C

                                  BILL OF SALE